Income Taxes (Notes)	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
"Income tax (expense) benefit" in the Consolidated Statements of Income consists of the following:

	December 31,
(In thousands)	2013	2012	2011
Current:
U.S. Federal	$—	$—	$—
U.S. State and local	(920)	(1,353)	(1,564)
International	(12,607)	(13,569)	(11,036)
Total current tax (expense) benefit	$(13,527)	$(14,922)	$(12,600)
Deferred:
U.S. Federal	$—	$(82,098)	$90,148
U.S. State and local	1,258	(6,456)	7,261
International	7,650	(1,763)	(2,609)
Total deferred tax (expense) benefit	$8,908	$(90,317)	$94,800
Total (expense) benefit for income taxes	$(4,619)	$(105,239)	$82,200

Cash payments for income taxes were $7 million, $8 million and $17 million in 2013, 2012 and 2011, respectively.
The components of deferred income taxes included on the Consolidated Balance Sheets are as follows:

	December 31,
(In thousands)	2013	2012
Deferred tax assets:
Net operating loss carryforwards	$264,794	$231,326
Other tax carryforwards	4,658	3,065
Employee benefits	30,759	30,040
Accrued expenses	30,937	25,201
Depreciation and amortization	21,517	20,193
Other	16,374	5,067
Total deferred tax assets	369,039	314,892
Valuation allowance	(298,704)	(246,425)
Deferred tax assets, net of valuation allowance	$70,335	$68,467
Deferred tax liabilities:
Depreciation and amortization	(5,895)	(4,097)
Growing crops	(18,482)	(18,331)
Trademarks	(124,402)	(127,533)
Discount on Convertible Notes	(13,803)	(18,285)
Other	(1,555)	(2,606)
Total deferred tax liabilities	(164,137)	(170,852)
Net deferred tax liabilities	$(93,802)	$(102,385)
Deferred taxes are included in the following captions in the Consolidated Balance Sheets:

	December 31,
(In thousands)	2013	2012
Other current assets	$6,659	$7,406
Investments and other assets, net	3,218	1,837
Deferred income	—	—
Deferred tax liabilities	(103,679)	(111,628)
Net deferred tax liability	$(93,802)	$(102,385)

U.S. federal net operating loss carryforwards ("NOLs") were $395 million and $352 million as of December 31, 2013 and 2012, respectively. The U.S. NOLs existing at December 31, 2013 will expire between 2024 and 2034. Foreign NOLs were $620 million and $672 million at December 31, 2013 and 2012, respectively. U.S. state NOLs were $373 million and $326 million as of December 31, 2013 and 2012, respectively. The U.S. state NOLs will expire between 2014 and 2034. Foreign NOLs existing at December 31, 2013 of $457 million will expire between 2014 and 2029. The remaining $163 million of foreign NOLs existing at December 31, 2013 have an indefinite carryforward period.
A valuation allowance has been established against most of the company’s U.S. federal and state deferred tax assets, which are primarily NOLs. The assessment of the realization of the deferred tax assets was based primarily on the 3-year cumulative loss position incurred as of December 31, 2012. As a result of the negative indicator, all evidence to support the realization of the deferred tax assets was reevaluated, including existing deferred tax liabilities, tax planning strategies consistent with current business plans and forecasted future taxable income. The primary positive evidence related to forecasts of future taxable income; however, accounting guidance restricts the amount of reliance that can be placed on future taxable income because it is not objectively verifiable. A sustained period of profitability in the company's North American businesses will be required before the full amount of the valuation allowance would be reversed. Until such time, the utilization of existing U.S. net operating losses or generation of additional U.S. net operating losses will not result in income tax expense or benefit as the corresponding valuation allowance will be released or established for the same value and as such have a significant impact on the company's effective tax rate.
The company's overall effective tax rate may also vary significantly from period to period due to the level and mix of income among domestic and foreign jurisdictions and the creation or release of valuation allowance. Many of these foreign jurisdictions have tax rates that are lower than the U.S. statutory rate, and the company continues to maintain full valuation allowances on deferred tax assets in some of these foreign jurisdictions. Other items that do not otherwise affect the company's earnings can also affect the overall effective tax rate, such as the effect of changing exchange rates on intercompany balances that can change the mix of income among domestic and foreign jurisdictions. The 2012 income tax expense also includes $4 million of out of period adjustment expense. The company does not believe the error was material to any prior or current year financial statements. Income before taxes attributable to foreign operations was $86 million, $38 million and $11 million in 2013, 2012 and 2011, respectively.
Undistributed earnings of foreign subsidiaries, which were approximately $1.7 billion at December 31, 2013, have been permanently reinvested in foreign operations. Accordingly, no provision for U.S. federal and state income taxes has been recorded on these earnings.
"Income tax (expense) benefit" differs from income taxes computed at the U.S. federal statutory rate for the following reasons:

(In thousands)	2013	2012	2011
Income tax (expense) benefit computed at U.S. federal statutory rate	$3,918	$104,228	$8,882
State income taxes, net of federal benefit	219	(5,076)	(856)
Impact of foreign operations	10,329	(15,100)	(9,750)
Change in tax rates [1]	31,462	—	—
Change in valuation allowance	(52,279)	(133,135)	85,375
Goodwill	—	(52,500)	—
Tax contingencies	182	(2,230)	(1,167)
Other	1,550	(1,426)	(284)
Income tax (expense) benefit	$(4,619)	$(105,239)	$82,200

[1] The change in tax rates relates primarily to Switzerland, which is offset by a corresponding change in the valuation allowance.
At December 31, 2013, 2012 and 2011, the company had unrecognized tax benefits of approximately $4 million, $6 million and $4 million, respectively, which could affect the company’s effective tax rate, if recognized. Interest and penalties included in “Income tax (expense) benefit” were less than $1 million, less than $1 million and $2 million in 2013, 2012 and 2011, respectively, and the cumulative interest and penalties included in the Consolidated Balance Sheets at December 31, 2013 and 2012 were $2 million and $1 million, respectively.
A summary of the activity for the company’s unrecognized tax benefits follows:

(In thousands)	2013	2012	2011
Balance as of beginning of the year	$5,925	$6,308	$10,295
Additions of tax positions of prior years	56	3,815	4,955
Settlements	—	—	(5,843)
Reductions due to lapse of the statute of limitations	(1,899)	(4,196)	(3,054)
Foreign currency exchange change	(1)	(2)	(45)
Balance as of end of the year	$4,081	$5,925	$6,308

During the next twelve months, it is reasonably possible that unrecognized tax benefits impacting the effective tax rate could be recognized as a result of the expiration of statutes of limitation in the amount of less than $1 million plus accrued interest and penalties.
Additionally, Ecuador is challenging the transfer pricing practices of major banana exporters and has assessed $15 million of income taxes, penalties and interest related to transfer pricing in 2008 and 2009. The company believes appropriate transfer pricing was used and that more likely than not, it will succeed upon appeal. Therefore, the company does not have unrecognized tax benefits related to this matter.
The following tax years remain subject to examinations by major tax jurisdictions:

Tax Years
Tax Jurisdiction:
United States	2010 – current
Germany	2007 – current
Italy	2008 – current
Netherlands	2006 – current
Switzerland	2009 – current
Ecuador	2008 – current